HALLMARK EQUITY SERIES TRUST

Supplement dated May 31, 2006

to the Prospectus dated July 26, 2005

Effective June 1, 2006, Cambridge Financial Group, Inc. replaces Steinberg Global Asset Management, Ltd. as the sub-adviser for Hallmark Large-Cap Growth Fund and the Hallmark Strategic Growth Fund (the “Funds”).

Pursuant to Sub-Investment Management Agreements, for services rendered with regard to the Funds, Reserve Management Company, Inc., the Funds’ investment adviser (the “Adviser”), shall pay Cambridge Financial Group, Inc. a quarterly fee equal to 0.30% (annualized) of the average daily net assets of each of the Hallmark Large-Cap Growth Fund and Hallmark Strategic Growth Fund during that calendar quarter. These fees are paid out of the comprehensive management fee received by the Adviser.

The Funds’ Investment Objective and Principal Investment Strategy Sections are hereby revised in their entirety as follows:

HALLMARK LARGE-CAP GROWTH FUND

Investment Objective

The Hallmark Large-Cap Growth Fund’s investment objective is to seek capital appreciation through investment in a portfolio of large capitalization, high-quality U.S. companies.

Principal Investment Strategies

The Fund seeks to achieve its objective by primarily investing in equity securities it believes offer the possibility of capital appreciation. Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as high return on shareholders’ equity, strong company management that enhances shareholder value, good cash flow generation and favorable profit trends. Although its current investment strategy emphasizes domestic equity securities, the Fund may invest in equity securities of both domestic and foreign issuers. It is the Fund’s view that large, high-quality companies can generate consistent growth over time that is above the growth rate of the overall economy.

Under normal market conditions, the Fund will invest at least 80% of its net assets plus amounts of any borrowings for investment purposes in securities of companies whose aggregate market value at the time of purchase is $5 billion or more. The Fund’s 80% investment policy may not be changed without shareholder approval or 60 days notice to shareholders. The Fund is not required to dispose of securities that appreciate above this market capitalization level, and the Fund may continue to count them for its 80% test.

In managing the Fund in accordance with the foregoing investment objective and policies, the Sub-Adviser follows an investment strategy that rests on the Sub-Adviser’s belief that strict adherence to quantitative buying and selling disciplines will tend to add value, and that the use of two independent and complementary equity management styles, specifically price momentum and value investing, will tend to lend consistency to a portfolio’s performance. The price momentum style focuses on those stocks that are performing best relative to the market, and seeks to be invested in stocks that are exhibiting rapid increases in price. On the other hand, the value style focuses on those stocks that appear to be the most attractively priced relative to the market, and are expected to appreciate over time as investors recognize their inherent value.

In implementing its investment strategy for the Fund, the Sub-Adviser will maintain a core portfolio of approximately 30 stocks selected from the Standard & Poor’s 500 Stock Index (the “S&P 500”). Approximately 10 of these stocks will be selected on the basis of price momentum, i.e., those stocks exhibiting the most rapid increases in price according to the Sub-Adviser’s quantitative model. A second group of approximately 10 stocks will be selected also on the basis of price momentum; however, these stocks will be selected from the Standard and Poor’s 100 Stock Index (the “S&P 100”), which, as a group, are generally more liquid and less volatile than other stocks in the S&P 500. The final group of approximately 10 stocks will be selected from the S&P 500 on the basis of increasing dividends and value, i.e., those stocks that appear to be the most attractively priced relative to the market, based upon the Adviser’s quantitative assessment of such factors as yield, price-to-earnings ratio and dividend coverage.

HALLMARK STRATEGIC GROWTH FUND

Investment Objective

The Hallmark Strategic Growth Fund’s investment objective is to seek long-term growth through capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of large, established companies with market capitalizations of over $5 billion at the time of purchase that trade on major U.S. stock exchanges. The Fund expects to invest in securities from a wide variety of industries to minimize risks of concentrating in a single industry. Over time, portfolio turnover is expected to be relatively low as purchases are made with a view to long-term holdings, not for short-term trading purposes; however, during rapidly changing economic, market, and political conditions, the Fund may make significant changes to the portfolio. Although its current investment strategy emphasizes domestic equity securities, the Hallmark Strategic Growth Fund may invest in companies of any size, foreign equities and domestic fixed-income securities.

In managing the Fund in accordance with the foregoing investment objective and policies, the Sub-Advisor follows an investment strategy that rests on the Sub-Adviser’s belief that strict adherence to quantitative buying and selling disciplines will tend to add value, and that the use of two independent and complementary equity management styles, specifically price momentum and value investing, will tend to lend consistency to a portfolio’s performance. The price momentum style focuses on those stocks that are performing best relative to the market, and seeks to be invested in stocks that are exhibiting rapid increases in price. On the other hand, the value style focuses on those stocks that appear to be the most attractively priced relative to the market, and are expected to appreciate over time as investors recognize their inherent value.

In implementing its investment strategy for the Fund, the Sub-Adviser will maintain a core portfolio of approximately 30 stocks selected from the Standard & Poor’s 500 Stock Index (the “S&P 500”). Approximately 10 of these stocks will be selected on the basis of price momentum, i.e., those stocks exhibiting the most rapid increases in price according to the Sub-Adviser’s quantitative model. A second group of approximately 10 stocks will be selected from the S&P 100, which, as a group, are generally more liquid and less volatile than other stocks in the S&P 500. The final group of approximately 10 stocks will be selected from the S&P 500 on the basis of increasing dividends and value, i.e., those stocks that appear to be the most attractively priced relative to the market, based upon the Adviser’s quantitative assessment of such factors as yield, price-to-earnings ratio and dividend coverage.

HALLMARK EQUITY SERIES TRUST

Supplement dated May 31, 2006

to the Statement of Additional Information dated July 26, 2005

Cambridge Financial Group, Inc., 4100 Horizons Drive, Suite 200, Columbus, Ohio 43220, was established in 1986 and, as of May 1, 2006 manages over $850 million in assets for individuals, families and institutional clients.

Gregory J. Bauer, CFA, is Managing Director and Co-Owner of Cambridge Financial Group, Inc. and, as the Funds’ primary portfolio manager, is responsible for the day-to-day investment decisions of the Hallmark Large-Cap Growth Fund and Hallmark Strategic Growth Fund. Mr. Bauer also manages private discretionary accounts for 2,550 clients with approximately $840 million in total assets. Mr. Bauer does not receive a performance-based fee for any of these other accounts. Mr. Bauer is paid a fixed salary and bonus for his services on all accounts he manages, which is not tied to the performance or the value of any account’s assets. In addition, he participates in a firm profit-sharing plan.

For the services provided by Cambridge, with regard to Hallmark Large-Cap Growth Fund and Hallmark Strategic Growth Fund, the Adviser shall pay Cambridge a quarterly fee equal to .30% (annualized) of the average daily net assets of each of the Funds for that calendar quarter.